





SMITH-MIDLAND®

EXCELLENCE IN PRECAST CONCRETE

Investor Presentation

August 2019

OTCQX: SMID

SAFE HARBOR STATEMENT

These slides and the accompanying oral presentation contain forward-looking statements. All statements other than statements of historical fact contained in this presentation, including statements regarding the future financial position of Smith-Midland Corporation ("SMID" or the "Company"), including financial targets, business strategy, and plans and objectives for future operations, are forward-looking statements. SMID has based these forward-looking statements on its estimates and assumptions and its current expectations and projections about future events. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those that may be described in greater detail in the Company's publicly filed documents, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2018. In light of these risks, uncertainties and assumptions, the forward-looking statements discussed in this presentation are inherently uncertain and may not occur, and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Accordingly, you should not rely upon forward-looking statements as predictions of future events. SMID undertakes no obligation to update publicly or revise any forward-looking statements for any reason after the date of this presentation, to conform these statements to actual results or to changes in SMID's expectations.

Certain data in this presentation was obtained from various external sources, and neither the Company nor its affiliates, advisers, or representatives has verified such data with independent sources. Accordingly, neither the Company nor any of its affiliates, advisers, or representatives makes any representations as to the accuracy of completeness of that data or to update such data. Such data involves risks and uncertainties and is subject to change based on various factors.

COMPANY OVERVIEW

- Innovative precast concrete manufacturer
- Founded 1960, headquartered in Midland, Virginia
- Leader in highway & infrastructure products
- Innovative commercial construction building products
- 3 Production facilities servicing NY to FL






SMITH-MIDLAND
SMITH-CAROLINA
SMITH-COLUMBIA
Pennsylvania
New Jersey
Delaware
Ohio
West Virginia
Virginia
Kentucky
Tennessee
North Carolina
South Carolina
Georgia
Florida

- Shares Outstanding 5.1 million
- Market Cap $40 million
- 220 Employees
- Backlog at August 2, 2019 of $27.6 million

PROPRIETARY PRODUCTS



JJ-Hook Highway Barriers



SlenderWall Cladding System



Easi-Set Concrete Buildings



SoftSound Absorptive Noise Wall

CUSTOMIZED PRODUCTS





Design/manufacture custom products to meet customers' needs, primarily for:

- Security
- Decorative
- Military Training

SMITH-MIDLAND®
EXCELLENCE IN PRECAST CONCRETE

STRATEGICALLY LOCATED MANUFACTURING PLANTS



Virginia

45 acres, 59K sf reaches NY to NC/WV



North Carolina

9 acres, 7K sf reaches NC to TN/KY (Expanding in 2019)



South Carolina

39 acres, 29K sf reaches NC to FL/AL

SMITH-MIDLAND® EXCELLENCE IN PRECAST CONCRETE

NORTH CAROLINA EXPANSION





- New 15K+ sf facility on 46 acres
- Expected to open September 2019
- To support increased demand in the infrastructure market
- Low capital cost – budgeted $3.3 million

SMITH-MIDLAND
EXCELLENCE IN PRECAST CONCRETE

CONCRETE SAFETY BARRIER RENTAL DIVISION

- Construction
- Highway
- Event Security
- 180K linear foot rental fleet





2022 Buy-Back agreement for over 200K linear feet will create largest fleet of new Mash TL3 Safety Barrier in the market place

LICENSING



EASI SET®
WORLDWIDE
Multiple Products
J-J Hooks Barrier®
Easi-Set® Buildings
SlenderWall®
SoftSound™
Beach Prisms™
Canada
United States
Mexico
Belgium
Trinidad & Tobago
New Zealand
Australia

- 60+ Licenses Worldwide
- 4-6% Royalty Fee Income
- Award-Winning Products
- Innovative Product Design

INVESTMENT HIGHLIGHTS

Proprietary Products Licensed Worldwide

- J-J Hooks – Most widely used and accepted highway safety barrier connection with over 14 million linear feet produced and installed worldwide
- SlenderWall – Innovative light-weight precast cladding incorporating industry leading design with preinstalled wall studs, insulation, and windows
- Easi-Set and Easi-Span Buildings – customizable concrete buildings
- Softsound – Sound absorptive highway noise wall
- Proprietary and customized products create competitive advantage

Fast-Growing Concrete Barrier Rental Division

- Temporary concrete safety barrier for infrastructure and security projects
- Expanded offerings such as barrier installation and resetting, attenuator crash cushions, and safety accessories
- Providing full-service safety barrier rental package for highway contractors

Solid Balance Sheet

- Reinvestment back into the Company
- Moderate debt
- Provides liquidity to pursue growth

MARKET DRIVERS

Increased Infrastructure Spending

- Highway projects being accelerated through Public Private Partnerships (P3s)
- VA, NC, & MD are leading states utilizing P3s
- SC increased gas tax to fund road improvements
- States continue adding to infrastructure budgets above current levels
- New MASH TL3 Barrier standard in 2019 with sunset date of 2030
- All highway barrier will need to be replaced over the next 10 years to comply with new Federal Highway Administration standard

Off-Site Modular Construction

- Market trend toward off-site modular/panelized construction
- Reduced lead times and carrying costs for contractors and owners
- Decreased number of subcontractors with full system offering
- On-site labor shortages shifting requirement to off-site services

Growth in Barrier Rental Demand

- Higher margin revenue stream
- Expanded offerings with 'Crash Cushions' providing full service to highway contractor
- No major competition in our primary market of DC, MD, VA

REVENUES BY TYPE


$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
2014
2015
2016
2017
2018*
$1.6
$1.4
$4.3
$15.2
$1.7
$3.9
$3.6
$19.9
$1.8
$3.4
$7.3
$27.6
$1.9
$4.3
$6.5
$29.0
$1.7
$1.7
$7.7
$29.2
Royalties
Rentals
Services
Product Sales

(in millions)

***2018 – Excludes $6.6M in Product Sales Deferred due to Buy-Back Obligation**

SMITH-MIDLAND
EXCELLENCE IN PRECAST CONCRETE

BALANCE SHEET

	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
Current Assets	$ 11,936	$ 13,508	$ 15,872	$ 19,032	$ 21,596
Total Assets	$ 16,298	$ 18,850	$ 24,052	$ 29,225	$ 41,369
Current Liabilities	$ 2,931	$ 4,528	$ 5,060	$ 7,834	$ 11,711
Total Debt	$ 2,594	$ 2,513	$ 3,933	$ 3,533	$ 4,503
Total Liabilities	$ 5,824	$ 7,460	$ 9,809	$ 12,020	$ 22,522
Shareholders Equity	$ 10,474	$ 11,390	$ 14,243	$ 17,205	$ 18,847
Capital Expenditures	$ 466	$ 1,635	$ 3,745	$ 2,741	$ 5,234
Dividends Paid per Share	$ 0.035	$ 0.04	$ 0.01	$ 0.05	$ 0.055

- 2016 Dividend decreased for capital reinvestment

(in thousands, except dividend information)

INCOME STATEMENT

	12/31/2014	12/31/2015	12/31/2016	12/31/2017	12/31/2018
Revenue	$ 22,471	$ 29,204	$ 40,050	$ 41,717	$ 40,220
COGS	18,625	22,094	29,701	30,253	29,730
Gross Profit	3,846	7,110	10,349	11,464	10,490
Operating Expenses	5,198	5,533	6,013	7,749	8,274
Operating Income (Loss)	(1,352)	1,577	4,336	3,715	2,216
Other Expenses (Income)	(49)	(24)	39	(26)	(43)
Pre-Tax Income (Loss)	(1,303)	1,601	4,297	3,741	2,259
Tax Expense (Benefit)	(498)	557	1,462	1,057	572
Net Income (Loss)	$ (805)	$ 1,044	$ 2,835	$ 2,684	$ 1,687
EPS	$ (0.16)	$ 0.21	$ 0.57	$ 0.53	$ 0.33

(in thousands, except EPS)

SIX MONTH 2019 HIGHLIGHTS

INCOME STATEMENT				
	Six Months Ended June 30,			
	2019		2018	
Revenue	$ 21,041		$ 18,958	
COGS	16,663		14,391	
Gross Profit	4,378	21%	4,567	24%
Operating Expenses	3,557		4,209	
Operating Income	821	4%	358	2%
Other Expenses (Income)	32		(2)	
Pre-Tax Income	789		360	
Tax	185		90	
Net Income	$ 604	3%	$ 270	1%
EPS	$ 0.12		$ 0.05	

2019 CapEx
$2.0 Million

Total Debt
$4.7 Million

(Income Statement in thousands, except EPS)

RETURN ON INVESTED CAPITAL



North Carolina Expansion

- $3.3 million investment
- 2X production capacity
- Full production expected mid 2020
- Prime location to better serve customers
- 8-12 year anticipated return on investment
- Current facility to remain operational



Barrier Rental Fleet

- Investing approximately $2.2 million in 2019-2020
- Adds over 100,000 linear feet of barrier
- Increases total fleet to over 250,000 linear feet
- Adds over 75 attenuator crash cushions to fleet
- Full return on investment expected in 5 years
- Used barrier minimum life span of 10 years

SMITH-MIDLAND
EXCELLENCE IN PRECAST CONCRETE

MANAGEMENT TEAM



Ashley Smith, President & CEO

Mr. Ashley Smith, third generation business owner, has been an integral part of Smith-Midland's success since 1985. Ashley remains active as a leader on several industry committees including the internationally recognized trade association, National Precast Concrete Association, where he has served in the role of Chairman for 2018. Mr. Smith holds a Bachelor of Science degree in Business Administration from Bridgewater College, and is a member of the Bridgewater College Board of Trustees. Ashley Smith has served as CEO since May 2018.



AJ Krick, CFO

Mr. AJ Krick joined Smith-Midland in 2014. AJ is a licensed CPA with 15 years of experience working with executives and management teams to improve processes and provide cost savings. Mr. Krick holds a Bachelor of Business Administration degree in Accounting from James Madison University. AJ is a member of the OTCQX Advisory Council. AJ Krick has served as CFO since January 2018.



Matthew Smith, VP Sales & Marketing

Mr. Matthew Smith has served as the Vice President of Sales and Marketing since 2008. Matthew is a past-President and current board member of the Precast Concrete Association of Virginia. He earned his degree in Business Administration from Bridgewater College, where he has served as the National Chair of the Bridgewater Fund Committee, and is currently serving on the President's Advisory Council.

SMITH-MIDLAND®

EXCELLENCE IN PRECAST CONCRETE

540-439-3266

investors@smithmidland.com

www.SmithMidland.com